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Exhibit 1.1

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.
8,058,450 Shares of Common Stock

UNDERWRITING AGREEMENT

June [    ], 2006

BANC OF AMERICA SECURITIES LLC
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
GOLDMAN, SACHS & CO.
    as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

Dear Sirs:

        Aventine Renewable Energy Holdings, Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company listed on Schedule I (the "Selling Stockholders"), each confirms its agreement with each of the Underwriters listed on Schedule II (collectively, the "Underwriters"), for whom Banc of America Securities LLC, Friedman, Billings, Ramsey & Co., Inc., and Goldman, Sachs & Co. are acting as representatives (in such capacity, collectively, the "Representatives"), with respect to (i) the sale by the Company and the Selling Stockholders of 8,058,450 shares (the "Initial Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock") in the respective number of shares set forth opposite the names of the Company and each Selling Stockholder in Schedule I, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II, and (ii) the grant of the option described in Section 1(b) to purchase all or any part of 1,208,767 additional shares of Common Stock to cover over-allotments (the "Option Shares"), if any, from the Company and each such Selling Stockholder, in the respective number of shares of Common Stock set forth opposite the names of the Company and each Selling Stockholder in Schedule I, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule II. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) are hereinafter called, collectively, the "Shares."

        The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (this "Agreement") has been executed and delivered.

        The Company has filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form S-1 (No. 333-132860) including a related preliminary prospectus, for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. Such registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations or otherwise) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the 462(b) Registration Statement. Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations, is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

        The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

        The term "Disclosure Package" means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III, (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package, and (iv) the share and pricing information described in Schedule V.

        The term "Issuer Free Writing Prospectus" means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term "Free Writing Prospectus" means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

        Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the form attached hereto as Exhibit A (collectively, the "Custody Agreement and Power of Attorney"), pursuant to which each Selling Stockholder that is a party thereto has placed the Initial Shares and Option Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as attorneys in fact (the "Attorneys") with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

        The Company, each Selling Stockholder and the Underwriters agree as follows:

        1. Sale and Purchase:

        (a)    Initial Shares.    Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $            , the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Selling Stockholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Selling Stockholder's name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

        (b)    Option Shares.    In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in Section 1(a), the Company and each Selling Stockholder hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company and each Selling Stockholder in Schedule I, all or any part of the Option Shares set forth in Schedule I opposite such party's name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to Section 9. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the

Representatives to the Company and the Attorneys setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an "Option Closing Time") shall be determined by the Representatives, but shall not be later than [three] full business days (or earlier, without the consent of the Company, than [two] full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company and each Selling Stockholder will sell that number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase the number of Option Shares that bear the same proportion to the total number of Option Shares then being purchased as the number of Initial Shares set forth in Schedule I opposite the name of the Company or such Selling Stockholder bears to the total number of Initial Shares, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

        2. Payment and Delivery

        (a)    Initial Shares.    The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company and each of the Selling Stockholders, upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking not later than 1:00 p.m. New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time and date at which such delivery and payment are actually made is hereinafter called the "Closing Time."

        (b)    Option Shares.    Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company and each of the Selling Stockholders, upon at least forty-eight hours' prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office. The time of such delivery and payment at an Option Closing Time shall be 9:30 a.m., New York City time, on the specified Option Closing Time or on such other time and date as the Company and the Representatives may agree upon in writing.

        (c)    Directed Shares.    It is understood that approximately [40,000] shares of the Initial Shares ("Directed Shares") initially will be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company ("Directed Share Participants") upon the terms and conditions set forth in both the Prospectus and the Disclosure Package and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD") (the "Directed Share Program"). Under no circumstances will the Representatives or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated herein.

        3. Representations and Warranties of the Company:

        The Company represents and warrants to the Underwriters as of the date hereof, the Initial Sale Time (as defined below), as of the Closing Time and as of any Option Closing Time (if any), and agrees with each Underwriter, that:

        (a)   as of [    ]:00 [am] [pm] (Eastern time) on the date of this Agreement (the "Initial Sale Time"), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of any material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Disclosure Package based upon information relating to the Underwriters furnished to the Company by or on behalf of the Underwriters in writing through the Representatives to the Company expressly for use therein (as indicated in the last sentence of the first paragraph of Section 10(c));

        (b)   the statistical and market related data included in the Prospectus and the Disclosure Package are based on or derived from sources that the Company reasonably believes to be reliable and accurate;

        (c)   each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission; and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information;

        (d)   each Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied and will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, each Preliminary Prospectus and the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

        (e)   the Registration Statement, as of its effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of its date, the applicable filing date, the date hereof and at the Closing Time and on each Option Closing Time (if any), contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, any Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 10(c));

        (f)    each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement; and as of its issue date or date of first use and at all subsequent times through the public offer and sale of the Shares, each Issuer Free Writing Prospectus and the Disclosure Package, when taken together as a whole, did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from such materials in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the last sentence of the first paragraph of Section 10(c));

        (g)   the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

        (h)   except for the Issuer Free Writing Prospectuses identified in Schedule III, and any electronic road show relating to the public offering of Shares contemplated herein, the Company has not prepared, used or referred to any Free Writing Prospectus; and the Company has not prepared, used or referred to, without the prior consent of the Representatives, any Free Writing Prospectus;

        (i)    each Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

        (j)    the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act, which Preliminary Prospectus included an estimated price range;

        (k)   the Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and the Company has taken all necessary actions to ensure that, upon and at all times after the New York Stock Exchange shall have approved the Shares for listing, it will be in compliance with all applicable corporate governance requirements set forth in the New York Stock Exchange's listing standards that are then in effect and is taking such steps as are necessary to ensure that it will be in compliance with other applicable corporate governance requirements set forth in the

New York Stock Exchange's listing standards not currently in effect upon the effectiveness of such requirements;

        (l)    the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the power and authority to own its property and to conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect");

        (m)  each subsidiary of the Company (each of which is listed on Exhibit 21.1 to the Registration Statement) has been duly incorporated or formed, is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation, has the corporate or limited liability company power and authority, as the case may be, to own its property and to conduct its business as described in each of the Registration Statement, the Prospectus and the Disclosure Package and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect;

        (n)   at the Closing Time and any Option Closing Time, on a consolidated basis, the Company and its subsidiaries will conduct their business as described in the Registration Statement, the Prospectus and the Disclosure Package;

        (o)   all of the issued shares of capital stock or membership interests, as the case may be, of each subsidiary of the Company have been duly and validly authorized and issued, the issued shares of capital stock are fully paid and non-assessable and, except for the member interests of Nebraska Energy, LLC which are owned by Nebraska Energy Cooperation, are owned by the Company, free and clear of all liens, encumbrances, mortgages, security interests, pledges, equities or claims (collectively, "Liens"), except for the pledge of the shares pursuant to the Security Documents and the Credit Agreement dated May 30, 2003 among Aventine Renewable Energy, Inc., Aventine Renewable Energy, LLC, JPMorgan Chase Bank, N.A., and the various financial institutions party thereto, as amended from time to time, and have not been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders or members, as the case may be, arising by operation of law, under the organizational documents of such subsidiary, or under any agreement to which such subsidiary is a party; and the Company does not, and as of the Closing Time and any Option Closing Time will not, own or control, directly or indirectly, any corporation, association or other entity other than Aventine Renewable Energy, LLC, Nebraska Energy, LLC and Aventine Renewable Energy, Inc.;

        (p)   this Agreement has been duly authorized, executed and delivered by the Company;

        (q)   the Company has full right, power and authority to execute and deliver this Agreement and perform its obligations hereunder;

        (r)   the Shares to be issued and sold by the Company have been duly authorized for issuance, sale and delivery pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and free and clear of any Lien arising through or under the Company and will not have been issued in violation of or subject to any preemptive, co-sale or similar rights created under the Company's amended and restated certificate of incorporation, under the law of the State of Delaware, the requirements of the New York Stock Exchange or under any agreement to which the

Company is a party or otherwise; the Company will have the outstanding equity capitalization as set forth in the Prospectus and the Disclosure Package (except for subsequent issuances, if any, pursuant to employee benefit plans or pursuant to the exercise of outstanding options), and all of the issued shares of capital stock of the Company will conform to the description thereof contained in the Prospectus and the Disclosure Package and will have been duly and validly authorized and issued and fully paid and non-assessable at the Closing Time and any Option Closing Time, and will not have been issued in violation of or subject to any preemptive right or other similar right of stockholders arising by operation of law, under the amended and restated certificate of incorporation or by-laws of the Company, or under any agreement to which the Company is a party or otherwise; and except as disclosed in or contemplated by the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any subsidiary convertible into or exchangeable for any capital stock of the Company, (ii) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (iii) obligations of the Company or any subsidiary to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

        (s)   this Agreement has been duly authorized by the Company and, when executed and delivered in accordance with its terms by each of the parties thereto, will be a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and equitable principles of general applicability (whether applied by a court of law or equity) and except as rights to indemnification and contribution under this Agreement may be limited under applicable law;

        (t)    this Agreement conforms, and the Shares will conform, to the descriptions thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

        (u)   the execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement, will not contravene any provision of (i) applicable law, (ii) the amended and restated certificate of incorporation or by-laws or other organizational documents of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary except, in the case of the foregoing clauses (i), (iii) and (iv), if contravention (other than with respect to the issuance and sale of the Shares) would not, singly or in the aggregate, have a Material Adverse Effect or affect the validity of the Shares or the legal authority of the Company to comply with the terms of this Agreement, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement except such as may have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, under the federal securities laws in connection with the offer, issuance and sale of the Shares, such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange or will be obtained prior to the Closing Date, and any necessary qualification under the securities or Blue Sky laws of the various states in which the Shares are being offered by the Underwriters;

        (v)   except as disclosed in Prospectus and the Disclosure Package, none of the Company or any of its subsidiaries are in violation of its amended and restated charter, by-laws or other organizational documents and none of the Company or any of its subsidiaries is (i) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (ii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except, in the case of each of clause (i) and (ii), for any default or violation that would not have a Material Adverse Effect;

        (w)  Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package, and any other accounting firm that has certified Company financial statements included in the Registration Statement, the Prospectus or the Disclosure Package and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent registered public accounting firms with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder and registered with the Public Accounting Oversight Board;

        (x)   the financial statements, together with the related schedules and notes, included in each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and their results of operations, stockholders' equity and cash flows for the periods specified, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules included in the Registration Statement and the information contained in the Prospectus and the Disclosure Package under the headings "Summary Historical Consolidated Financial Data", "Selected Historical Consolidated Financial Data" and "Aventine Renewable Energy Holdings, Inc. Consolidated Statement of Operations" is derived from the accounting records of the Company and its subsidiaries and fairly presents the information purported to be shown thereby and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; and no other financial statements or supporting schedules are required to be included in the Registration Statement, the Prospectus or the Disclosure Package;

        (y)   there has not occurred any material adverse change, or any development that would reasonably be expected to result in a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, any Preliminary Prospectus, Prospectus or the Disclosure Package provided to prospective purchasers of the Shares;

        (z)   there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in all material respects in the Registration Statement, the Prospectus and the Disclosure Package and proceedings that would not have a Material Adverse Effect or a material adverse effect on the power or ability of the Company to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Prospectus and the Disclosure Package; and the Company has not received notice of any order or decree preventing the use of any of the Prospectus or Disclosure Package, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to its knowledge, is contemplated;

        (aa) except as described in the Prospectus and the Disclosure Package, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are and have been in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

        (bb) except as described in the Prospectus and the Disclosure Package, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

        (cc) neither the Company nor any of its subsidiaries have violated, or received notice of any violation with respect to, any law, rule, regulation, order, decree or judgment applicable to it or its business, including those relating to transactions with affiliates, safety or similar laws, federal or state laws relating to discrimination in the hiring, promotion or pay of employees, federal or state wages and hours law, except for those violations (i) disclosed in the Prospectus and the Disclosure Package, or (ii) as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

        (dd) the Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus and the Disclosure Package will not be required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

        (ee) the Company and each of its subsidiaries have timely filed all material federal, state, local and foreign tax returns required to be filed through the date hereof (taking into account any extension of time to file granted or obtained on behalf of the Company or any of its subsidiaries) and have paid all taxes and similar charges, including all taxes they are obligated to withhold from amounts owing to employees and third parties with respect to such periods covered by such tax returns (except as contested in good faith and adequately reserved for in accordance with GAAP), except in each case where the failure to so file or pay would not have a Material Adverse Effect; no tax deficiency has been determined, as a result of a final determination, adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, would have) a Material Adverse Effect; and since the date of most recent audited financial statements, the Company and its subsidiaries have not incurred any liability for taxes other than in the ordinary course of its business and there is no tax lien, whether imposed by any federal, state, foreign or other taxing authority, outstanding against the assets, properties or business of the Company or its subsidiaries which, in either case, has had or could have, individually or in the aggregate, a Materially Adverse Effect;

        (ff)  subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries; (iii) no dividend or distribution of any kind has been declared, paid or made by the Company on any class of its capital stock, or any purchase by the Company of any of its outstanding capital stock; and (iv) no other payments in excess of $100,000 in the aggregate have been made to Metalmark Capital LLC or any of its affiliates by or on the account of the Company;

        (gg) the Company and its subsidiaries have good title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all Liens, except such as are described in the Prospectus and the Disclosure Package or which would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries which are material to the business of the Company is held by them under valid, subsisting and enforceable leases with such exceptions as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

        (hh) the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with and necessary for the conduct of the business now operated by them, except where the failure to own or possess, or the ability to acquire on reasonable terms, any of the foregoing would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect;

        (ii)   no material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect;

        (jj)   except as described in the Prospectus and the Disclosure Package, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as, in management's judgment, are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any material insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

        (kk) Except as described in the Prospectus and the Disclosure Package, the Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits (collectively, "Governmental Licenses") issued by, and have made all declarations and filings with, the appropriate federal, state, foreign or other regulatory agencies or bodies, which are necessary for the ownership of their respective properties or the conduct of their respective businesses now operated by them, in all material respects, except where the failure to possess or make the same would not, singularly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and none of Company or any of its subsidiaries has received notification of any proceeding relating to the revocation or modification of any such Governmental Licenses or has any reason to believe that any such Governmental Licenses will not be renewed in the ordinary course, except where such revocation, modification or nonrenewal, would not singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect;

        (ll)   except with respect to the Underwriters, neither the Company nor any of its subsidiaries has incurred any liability for finder's fees or similar payments in connection with the transactions contemplated by this Agreement;

        (mm) neither the Company nor, to the knowledge of the Company, any director, officer, agent employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) engaged in any corporate transactions, maintained any corporate bank account or used any corporate funds except for corporate transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and its subsidiaries; (iv) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

        (nn) there are no, and as of the Closing Time and any Option Closing Time there will not be any, persons or entities with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise by the Company or any of its subsidiaries other than as described in the Prospectus and the Disclosure Package;

        (oo) the Company and its subsidiaries maintain a consolidated system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

        (pp) no "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) has occurred with respect to any employee benefit plan of the Company or any of its subsidiaries, excluding transactions effected pursuant to a statutory or administrative exemption, which would have a Material Adverse Effect; each such employee benefit plan is in compliance with applicable law, including ERISA and the Code, except where such noncompliance, individually or in the aggregate, would not have a Material Adverse Effect; none of the Company, any of its subsidiaries, or any entity that was at any time required to be treated as a single employer together with the Company under Section 414(b)(c)(m) or (o) of the Code or Section 4001(a)(l4) of ERISA has incurred or reasonably expects to incur any liability under Section 302 of ERISA, Section 412 of the Code or Title IV of ERISA that would have a Material Adverse Effect; and each such pension plan that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the best knowledge of the Company, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

        (qq) none of the Company or any of its officers, directors or affiliates has directly, or through any agent offered or will offer the Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act or the Securities Act Regulations, distributed any other offering material in connection with the offer and sale of the Shares, other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospects reviewed and consented to by the Representative or the Registration Statement, or authorized anyone other than the Underwriters to make representations regarding the offer and sale of the Shares;

        (rr)  the Representatives or their counsel have been provided with complete and genuine copies (or, to the extent not executed as of the date hereof, current drafts) of all material contracts, agreements, instruments and other documents of the Company that are required at the Closing Time and any Option Closing Time to be described in or filed with, as applicable, the Registration Statement, the Prospectus or the Disclosure Package, and the copies of all such material contracts, agreements, instruments and other documents (including governmental licenses, authorizations, permits, consents and approvals and all amendments or waivers relating to any of the foregoing) that have been previously furnished to the Representatives or their counsel are complete and genuine; and there are no legal proceedings, contracts, agreements or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement which are not so described or filed as required.

        (ss)  the Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the offering and sale of the Shares;

        (tt)  neither the Company nor any of its subsidiaries is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the rules and regulations thereunder (the "Exchange Act Regulations");

        (uu) the Company has not relied upon the Underwriters or legal counsel to any of the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

        (vv) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the New York Stock Exchange;

        (ww) the Company, the Subsidiaries and the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder; and the Company is actively taking steps intended to comply with other applicable provisions of the Sarbanes-Oxley Act and the related rules and regulations of the Commission not currently applicable to the Company, including the Commission's internal control over financial reporting requirements implemented pursuant to Section 404 of the Sarbanes-Oxley Act, upon and at all times after such provisions become applicable to the Company.

        (xx) (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, and (ii) are effective in all material respects to perform the functions for which they were established, and (y) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

        (yy) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered; and the Company has not offered, or caused the Representatives to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

        Each Selling Stockholder represents and warrants to the Underwriters that:

        (a)   such Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney to which it is a party and to perform its obligations hereunder and thereunder. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Custody Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and equitable principles of general applicability (whether applied by a court of law or equity) and except as rights to indemnification or contribution under this Agreement may be limited by applicable law;

        (b)   such Selling Stockholder now has, and at the Closing Time or the applicable Option Closing Time will have, (i) good and marketable title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code (the "UCC") in respect of, the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein;

        (c)   upon delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or claim; or if the Shares are to be transferred through the facilities of the DTC, upon payment for the Shares to be sold by such Selling Stockholder, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by DTC, registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC to such Shares), (i) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) no action based on any "adverse claim", within the meaning of Section 8-102 of the UCC, to such Shares may be asserted against the Underwriters with respect to such security entitlement;

        (d)   the execution and delivery by such Selling Stockholder of, and the performance by it of its obligations under this Agreement, will not contravene any provision of (i) applicable law, (ii) its certificate or articles of incorporation or by-laws or other organizational documents of the Selling Stockholder, (iii) any agreement or other instrument binding upon the Selling Stockholder or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Stockholder except, in the case of the foregoing clauses (i), (iii) and (iv), if contravention (other than with respect to the issuance and sale of the Shares) would not, singly or in the aggregate, affect the validity of the Shares or the legal authority of the Selling Stockholder to comply with the terms of this Agreement;

        (e)   no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Stockholder of its obligations under this

Agreement except such as may have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, under the federal securities laws in connection with the offer, issuance and sale of the Shares, such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange or will be obtained prior to the Closing Date, and any necessary qualification under the securities or Blue Sky laws of the various states in which the Shares are being offered by the Underwriters;

        (f)    all material information with respect to such Selling Stockholder contained in each of the Registration Statement, the Prospectus and the Disclosure Package (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) (i) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, (ii) contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and (iii) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading;

        (g)   such Selling Stockholder has not distributed and will not distribute any Free Writing Prospectus, preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares, except for any such distribution to which the Representatives have consented in writing in advance; and such Selling Stockholder has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the offering and sale of the Shares.

        (h)   certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints American Stock Transfer & Trust Company, as custodian (the "Custodian"), for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Custody Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorneys by such Selling Stockholder are irrevocable; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys and the Custodian pursuant to the Custody Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys, or either of them, shall have received notice thereof;

        (i)    such Selling Stockholder has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

        (j)    such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in both the Prospectus and the Disclosure Package under "Eligibility of Restricted Shares for Sale in the Public Market - Registration Rights;"

        (k)   such selling Stockholder does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

        (l)    except as otherwise disclosed to the Underwriters in writing, such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

        Any certificate signed by any officer of the Company or by the Selling Stockholders and delivered to the Representatives or counsel for the Representatives in connection with the offering of the Shares shall be deemed a representation and warranty by the Company or the Selling Stockholders, as applicable, as to matters covered thereby to the Underwriters.

        4. Certain Covenants:

        The Company hereby agrees with each Underwriter:

        (a)   to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or Blue Sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and in each jurisdiction in which the Shares have been so qualified, to file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect as long as requested by the Representatives for the distribution of the Shares;

        (b)   if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will use its best efforts to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

        (c)   to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Underwriters, without charge, copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

        (d)   to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

        (e)   to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible, (iii) any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement, or (iv) if the Company becomes subject to a proceeding under Section 8A of the Securities Act in connection with the public offering of Shares contemplated herein; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

        (f)    to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, or (iii) if it is necessary at any time to amend or supplement the Registration Statement, the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with applicable laws;

        (g)   to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

        (h)   prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

        (i)    to furnish promptly to each Representative a conformed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein);

        (j)    to file for a period of two years from the date of this Agreement, all documents required to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

        (k)   to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus and the Disclosure Package;

        (l)    to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

        (m)  to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

        (n)   to refrain, from the date hereof until 180 days after the date of the Prospectus (the "Lock-Up Period"), without the prior written consent of Goldman, Sachs & Co., from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise (the foregoing shall not apply to (i) the Shares to be sold hereunder; (ii) any shares of Common Stock issued by the Company upon the exercise of options; (iii) in connection with awards under the Company's benefit plans; and (iv) the offer and sale by the Company of shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, representing in the aggregate no more than 6,273,632 shares of Common Stock on an as-converted basis, in connection with the acquisition of or joint venture with or merger with another company; provided that the recipient(s) of such shares or securities furnishes to the Representatives a letter substantially in the form of Exhibit B hereto); or filing during such 180-day period any registration statement for any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock except as contemplated by this Agreement; provided, however, that if (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. waives, in writing, such extension; the Company will provide the Representatives and each stockholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 4(p) below with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

        (o)   not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this

Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

        (p)   to cause each Selling Stockholder, officer and director of the Company to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto, pursuant to which each such person shall agree not to, directly or indirectly, (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or make any public announcement of any intention to do any of the foregoing, in each case for a period from the date hereof until the expiration of the Lock-Up Period, without the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters; provided, however, that if (i) during the last 17 days of the Lock-Up Period, the Company releases earnings results or announces material news or a material event or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. waives, in writing, such extension; provided that notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company's charter, the Selling Stockholder, officer or director may, pursuant to the terms of such letter as set forth in Exhibit B, transfer securities of the Company as follows: (i) pursuant to the exercise of options (provided that any such securities received upon exercise shall be subject to these provisions); (ii) as a bona fide gift or gifts; (iii) to any trust for the direct or indirect benefit of such person or the immediate family of such person; (iv) as a distribution to stockholders, partners or members; (v) as required under any of the Company's benefit plans or bylaws; (vi) as required by participants in the Company's benefit plans to reimburse or pay Federal income tax and withholding obligations in connection with the vesting of restricted stock grants; and (vii) as collateral for any bona fide loan; provided, however, that in any such case it shall be a condition to any such transfer, distribution or pledge that the transferee, donee, lender or other recipient execute an agreement stating that such recipient is receiving and holding such securities subject to the same provisions hereof, and there shall be no transfer of such securities except in accordance with the restrictions hereof; and, in addition, notwithstanding the above provisions, the Selling Stockholder, officer or director may sell securities of the Company acquired in the open market after the Closing Time, so long as such sale does not require any filing with the Commission or regulatory body or any public announcement, under the Securities Exchange Act of 1934, as amended, or otherwise;

        (q)   that the Company will comply with all of the provisions of any undertakings in the Registration Statement;

        (r)   that the Company (i) will comply with all applicable securities and other applicable laws, rules and regulations, including the rules and regulations of the NASD, in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program and (ii) will pay all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and any stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program;

        (s)   that the Company will ensure that the Shares sold in the Directed Share Program will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for such period following the date of this Agreement as is required by the NASD or the NASD rules; at the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time; and should the Company release, or seek to release, from such restrictions any of such Shares prior to the expiration of any such restrictions, the Company will reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release; and

        (t)    to remain in compliance in all material respects with all applicable provisions of all securities laws, including, but not limited to the Securities Act, the Exchange Act, and Sarbanes-Oxley Act as in effect from time to time; to have in place and maintain effective "disclosure controls and procedures" (as defined in the Exchange Act Regulations); to have in place and maintain a process to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and include those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

        Each Selling Stockholder hereby agrees with each Underwriter:

        (a)   to deliver to the Representatives prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

        (b)   to furnish to the Representatives, prior to the Initial Sale Time, a letter or letters, substantially in the form of Exhibit B hereto;

        (c)   if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representatives, such Selling Stockholder has knowledge or becomes aware of (i) any Material Adverse Effect or (ii) the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representatives;

        (d)   to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

        (e)   to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares.

        5. Permitted Free Writing Prospectuses:

        The Company represents and agrees that, unless it obtains the prior consent of the Representatives, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares that would constitute a Free Writing Prospectus; any such Free Writing Prospectus the use of which has been consented to by the Company and the Representatives at or prior to the date hereof is listed on Schedule III or Schedule IV, as applicable. Any such Free Writing Prospectus consented to by the Company and the Representatives is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents that it has and will comply with the requirements of Rule 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping, and that it will satisfy the conditions in Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic road show.

        6. Payment of Expenses:

        (a)   The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state and foreign laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under such laws as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any Blue Sky or foreign securities law surveys or legal investment surveys to the Underwriters and to dealers), (v) filing for review of the public offering of the Shares by the NASD (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses of the Custodian, (viii) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange, (ix) costs and expenses of the Company incurred in relation to investor presentations on any road show in connection with the offering of the Shares or in connection with marketing the Shares, including all "out of pocket" expenses and expenses of Company personnel, including commercial or charter air travel, local hotel accommodations and transportation, (x) preparing and distributing bound volumes of transaction documents for the Representatives and its legal counsel and (xi) the performance of the Company's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

        (b)   Each Selling Stockholder agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of each Selling Stockholder's obligations under this Agreement which are otherwise specifically provided for herein, including fees and expenses of counsel and other advisors for such Selling Stockholder.

        (c)   If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholders shall be unable to perform its or their obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable fees and disbursements of Underwriters' counsel and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein in addition to their reasonable out-of-pocket expenses in connection with the performance of their activities under this Agreement, including costs such as printing, facsimile, courier service, direct computer expenses, accommodation and travel.

        7. Conditions of the Underwriters' Obligations:

        The obligations of the Underwriters hereunder to purchase Shares at the Initial Sale Time, the Closing Time or on each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders hereunder and under the Custody Agreement and Power of Attorney on the date hereof and at the Initial Sale Time, the Closing Time and on each Option Closing Time, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Custody Agreement and Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or on each Option Closing Time, as applicable:

        (a)   The Company shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Davis Polk & Wardwell, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance substantially similar to Exhibit C.

        (b)   Aventine Renewable Energy Holdings, LLC shall furnish to the Underwriters at the Closing Time and on each Option Closing Time an opinion of Davis Polk & Wardwell, counsel for such Selling Stockholder, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance substantially similar to Exhibit D.

        (c)   On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representatives shall have received from Ernst & Young LLP letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 "Letters for Underwriters and Certain other Requesting Parties" issued by the American Institute of Certified Public Accountants with respect to the financial statements and certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a "cut-off" date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

        (d)   The Representatives shall have received at the Closing Time and on each Option Closing Time the favorable opinion of Akin Gump Strauss Hauer & Feld LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

        (e)   No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have objected in writing.

        (f)    Prior to the Initial Sale Time, the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (g)   All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time or any Option Closing Time, as applicable, shall have been made within the applicable time period prescribed for such filing by such Rule and Section 6, and all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act.

        (h)   Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been any Material Adverse Effect or any prospective Material Adverse Effect, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

        (i)    The Shares shall have been approved for listing on the New York Stock Exchange.

        (j)    The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

        (k)   The Representatives shall have received lock-up agreements from each officer, director and Selling Stockholder, in the form of Exhibit B attached hereto, and such letter agreements shall be in full force and effect.

        (l)    The Company will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate of its Chief Executive Officer and Chief Financial Officer, to the effect that:

          i.      the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

          ii.     no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

          iii.    the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Prospectus and the Disclosure Package, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

          iv.    subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Effect, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

        (m)  Aventine Renewable Energy Holdings, LLC will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate, to the effect that:

          i.      the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Custody Agreement and Power of Attorney are true and correct as of such date; and

          ii.     such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Custody Agreement and Power of Attorney at or prior to the date hereof.

        (n)   The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company and the Selling Stockholders contained herein and in the Custody Agreement and Power of Attorney, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

        8. Termination:

        The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (ii) if trading in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange, or if trading generally on the New York Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority, or (iii) declaration of a banking moratorium by either federal or New York State authorities, or (iv) a material disruption in commercial banking or securities settlement or clearance services in the United States.

        If the Representatives elect to terminate this Agreement as provided in this Section 8, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile or e-mail.

        If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 10) and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholders under this Agreement (except to the extent provided in Section 10) or to one another hereunder.

        9. Increase in Underwriters' Commitments:

        If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 6 and 10 shall at all times be effective and shall survive such termination.

        Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

        If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

        The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

        10.    Indemnity and Contribution by the Company, the Selling Stockholders and the Underwriters:

        (a)   The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of the Company contained herein, (ii) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus, or "issuer information" that the Company has filed or was required to file with the Commission or the Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (iv) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"), (v) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (vi) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; except, in the case of (iii), (v) and (vi) only, insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application. The indemnity agreement set forth in this Section 10(a) shall be in addition to any liability which the Company may otherwise have.

        (b)   Each Selling Stockholder, severally not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein or in the Custody Agreement and Power of Attorney, (ii) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Prospectus or any Application as it relates to the Selling Stockholder, (iv) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements made therein not misleading, as it relates to such Selling Stockholder or (v) any omission or alleged omission from such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, as it relates to such Selling Stockholder, but in the case of (iii), (iv) and (v) above only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application. The indemnity agreement set forth in this Section 10(b) shall be in addition to any liabilities that the Selling Stockholders may otherwise have.

        If any action is brought against an Underwriter, controlling person or other person or entity entitled to indemnification under subsection (a) or (b) (such persons or entities being referred to, for the purposes of this paragraph, individually and collectively, as the "indemnified party" or "indemnified parties") in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsection (a) or subsection (b) above (such persons or entities being referred to, for the purposes of this paragraph, individually and collectively, as the "indemnifying party" or "indemnifying parties"), such indemnified party shall promptly notify the indemnifying party in writing of the institution of such action, and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the indemnifying party will not relieve such indemnifying party of its obligations under Section 10(a) or Section 10(b), as applicable, except to the extent that its ability to defend is actually impaired by such failure or delay. The indemnified party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of institution of such action is given by such indemnified party or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate firm of attorneys for the indemnified party in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify such indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10(a) or Section 10(b), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (c)   Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Prospectus or any Application, (ii) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (iii) any omission or alleged omission from any such Issuer Free Writing Prospectus, the Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Prospectus or Application in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein. The statements set forth in the second and third sentences of the third paragraph and in the paragraphs identified by "Stabilization" under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(a), Section 3(e), Section 3(f) and this Section 10.

        If any action is brought against the Company, any Selling Stockholder or any such person (such persons or entities being referred to, for the purposes of this paragraph, individually and collectively, as the "indemnified party" or "indemnified parties") in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph (such Underwriters being referred to, for the purposes of this paragraph, individually and collectively, as the "indemnifying party" or "indemnifying parties"), the indemnified party shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the indemnifying party, shall assume the defense of such action, including the employment of counsel and payment of expenses. The indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the institution of such action is given by such indemnified party or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no indemnifying party shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d)   If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 10 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Stockholders and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

        (e)   The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

        (f)    The Company agrees to indemnify and hold harmless each Underwriter and its affiliates and each person, if any, who controls each Underwriter and its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers and employees of each Underwriter, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as a result of the failure of any participant to pay for and accept delivery of Directed Shares that the participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, including any permitted material distributed by the Company related to the Directed Share Program.

        11. Survival:

        The indemnity and contribution agreements contained in Section 10 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4 and 6 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

        12. Duties:

        (a)   Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Selling Stockholders acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders and that the several Underwriters have no obligation to disclose any of such interests. The Company and each Selling Stockholder acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters' performance of the duties and obligations expressly set forth herein. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholders may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

        13. Notices:

        Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing, by hand delivery, telex, first-class mail, telecopier or air courier guaranteeing overnight delivery and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department (Facsimile: [                        ] ); if to the Company, shall be sufficient in all respects if delivered to the Company attention: Ronald Miller at 1300 South Second Street, Pekin, Illinois 61554 (Facsimile, 309-347-8541); or if to a Selling Stockholder, c/o Ronald Miller, as Attorney-in-Fact, for the selling stockholders.

        14. Governing Law; Headings:

        THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

        15. Parties at Interest:

        The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 10 and 11, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

        16. Counterparts and Facsimile Signatures:

        This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

        If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

        17. Entire Agreement:

        Except as set forth in the following sentence, this Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and thereby and supersede all prior agreements and understanding whatsoever relating to such matters and transactions.

Very truly yours,
AVENTINE RENEWABLE ENERGY HOLDINGS, INC.
By:
By:
Title:
SELLING STOCKHOLDERS LISTED ON SCHEDULE I ATTACHED HERETO
By:	Ronald Miller, as Attorney-in-Fact
Accepted and agreed to as of the date first above written:
BANC OF AMERICA SECURITIES LLC
By:
Title:
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
By:
Title:
GOLDMAN, SACHS & CO.
By:
Title:

On behalf of each of the Underwriters named in Schedule II

Schedule I

Name of Party Selling Shares	Number of Initial Shares to be Sold	Number of Option Shares to be Sold
Aventine Renewable Energy Holdings, Inc.	[ ]	[ ]
Aventine Renewable Energy Holdings, LLC	[ ]	[ ]
Peter J. Spengler	[ ]	[ ]
Pacific Partners LP	[ ]	[ ]
Alexandra Global Master Fund Ltd	[ ]	[ ]
Nancy L. Winton	[ ]	[ ]
Jonathan H.F. Crystal	[ ]	[ ]
Lawrence D. Sperling & Jane A. Sperling JTWROS	[ ]	[ ]
Jane I. Schaefer Trust	[ ]	[ ]
George Frelinghuysen	[ ]	[ ]
Steven W. Parish & Sheryl Kaplan Parish JTWROS	[ ]	[ ]
Liberty View Funds LP	[ ]	[ ]
Philippe Grelsamer	[ ]	[ ]
DePrince, Race & Zollo Inc. Registered Investment Advisor for Raytheon Company Combined DB/DC Master Trust	[ ]	[ ]
DePrince, Race & Zollo Inc. Registered Investment Advisor for Raytheon Company Master Pension Trust	[ ]	[ ]
Seamark Fund LP	[ ]	[ ]
Ronald H. Miller	[ ]	[ ]
William J. Brennan	[ ]	[ ]
James M. Redding	[ ]	[ ]
Jerry L. Weiland	[ ]	[ ]
Roger E. Bushue	[ ]	[ ]

Total	[ ]	[ ]

Schedule II

Underwriter	Number of Initial Shares to be Purchased
BANC OF AMERICA SECURITIES LLC	[ ]
FRIEDMAN, BILLINGS, RAMSEY & CO., INC.	[ ]
GOLDMAN, SACHS & CO.	[ ]
BMO CAPITAL MARKETS CORP.	[ ]
J.P. MORGAN SECURITIES INC.	[ ]
UBS SECURITIES LLC	[ ]

Total	X,XXX,XXX

Schedule III

Issuer Free Writing Prospectuses

Schedule IV

Permitted Free Writing Prospectuses

Schedule V

Pricing and Share Information

QuickLinks

AVENTINE RENEWABLE ENERGY HOLDINGS, INC. 8,058,450 Shares of Common Stock
UNDERWRITING AGREEMENT
Schedule I
Schedule II
Schedule III Issuer Free Writing Prospectuses
Schedule IV Permitted Free Writing Prospectuses
Schedule V Pricing and Share Information